                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): July 18, 2000



                                  WFS FINANCIAL
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                 (State or other jurisdiction of incorporation)



      33-93068                                             33-0291646
(Commission File No.)                          (IRS Employer Identification No.)



                                  23 PASTEUR ROAD
                                  IRVINE, CA 92718
              (Address of principal executive offices and zip code)



       Registrant's telephone number, including area code: (949) 727-1002



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ITEM 5. OTHER EVENTS

The financial schedules included in this filing are tables presenting pro forma portfolio-basis statements of income. These statements present the company's results under the assumption that all its securitization transactions are treated as secured financings rather than sales. The company believes that such a presentation is an important performance measure of its operations. If treated as secured financings, no gain on sale or subsequent contractual servicing and retained interest income is recognized. Instead, the earnings of the contracts in the trusts and related financing costs are reflected over the life of the underlying pool of contracts. The company refers to these pro forma results as "portfolio basis" statements of income since the contracts would have remained in the contract portfolio on balance sheet if accounted for as secured financings. The company monitors the periodic portfolio basis earnings of its serviced contract portfolio and believes that these portfolio basis statements assist in better understanding its business.


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                       WFS FINANCIAL INC AND SUBSIDIARIES
                      PORTFOLIO BASIS STATEMENTS OF INCOME

                                      Three Months Ended     Six Months Ended
                                            June 30,             June 30,
                                      -------------------   -------------------
                                        2000       1999       2000       1999
                                      --------   --------   --------   --------
                                      (Dollars in thousands, per share amounts)
Interest income                       $194,881   $155,029   $375,351   $300,775
Interest expense                        97,720     71,796    184,596    139,466
                                      --------   --------   --------   --------
Net interest income                     97,161     83,233    190,755    161,309

     Net chargeoffs (1)                 19,760     18,367     47,226     48,351
     Provision for growth (2)            7,424      4,337     12,589      5,736
                                      --------   --------   --------   --------
Provision for credit losses             27,184     22,704     59,815     54,087

Net interest income after provision
     for credit losses                  69,977     60,529    130,940    107,222

Other income                            15,068     10,886     29,760     20,905
Operating expenses                      45,496     42,982     94,608     88,150
                                      --------   --------   --------   --------
Income before income tax                39,549     28,433     66,092     39,977
Income tax (3)                          15,815     11,988     26,480     16,839

                                      --------   --------   --------   --------
Portfolio basis net income            $ 23,734   $ 16,445   $ 39,612   $ 23,138
                                      ========   ========   ========   ========

Portfolio basis net income
     per common share - diluted       $   0.83   $   0.64   $   1.41   $   0.90
                                      ========   ========   ========   ========

(1)  Represents actual chargeoffs incurred during the period.

(2) Represents additional allowance for credit losses the Company would set aside due to an increase in the serviced contract portfolio.

(3) Such tax effect is based upon the Company's tax rate for the respective period.

                       WFS FINANCIAL INC AND SUBSIDIARIES
                           PORTFOLIO BASIS YIELD TABLE

                                                             Three Months Ended                     Six Months Ended
                                                                   June 30,                              June 30,
                                                        ------------------------------        -------------------------------
                                                            2000               1999              2000               1999
                                                        ------------       -----------        -----------       -------------
                                                                             (Dollars in thousands)
Interest income                                                13.3%             13.3%              13.3%              13.2%
Interest expense                                                6.7%              6.1%               6.5%               6.1%
                                                        ------------       -----------        -----------       -------------
Net interest income                                             6.6%              7.2%               6.8%               7.1%

     Net chargeoffs (1)                                         1.4%              1.6%               1.7%               2.1%
     Provision for growth (2)                                   0.5%              0.4%               0.4%               0.3%
                                                        ------------       -----------        -----------       -------------
Provision for credit losses                                     1.9%              2.0%               2.1%               2.4%

Net interest income after provision
                                                        ------------       -----------        -----------       -------------
     for credit losses                                          4.7%              5.2%               4.7%               4.7%

Other income                                                    1.0%              0.9%               1.1%               0.9%
Operating costs                                                 3.1%              3.7%               3.4%               3.9%

                                                        ------------       -----------        -----------       -------------
Income before income tax                                        2.6%              2.4%               2.4%                1.7%
Income tax  (3)                                                 1.1%              1.0%               0.9%                0.7%

                                                        ------------       -----------        -----------       -------------
Portfolio basis net income                                      1.5%              1.4%               1.5%                1.0%
                                                        ============       ===========        ===========       =============

Average serviced contracts                              $  5,840,081       $ 4,674,214        $ 5,658,044       $   4,560,999
                                                        ============       ===========        ===========       =============


(1)  Represents actual chargeoffs incurred during the period.

(2) Represents additional allowance for credit losses the Company would set aside due to an increase in the serviced contract portfolio.

(3) Such tax effect is based upon the Company's marginal tax rate for the respective period.